Evers &                                                         William D. Evers
Hendrickson, LLP                                              Jay P. Hendrickson
Lawyers and Counselors At Law                                Frederick K. Koenen
------------------------------------                            Paul E. Manasian
                                                         Philip J. Nicholsen, PC
                                                                  ----------
                  February 25, 1999                        Rafael Aguirre-Sacasa
                                                             Kenneth A. Brunetti
                                                               Antoine M. Devine
                                                              Darcy M. Pertcheck

                                                                   ---------
                                                                      Of Counsel
                                                             Michael G. Schinner


                                                            Phone (415) 772-8102
                                                              Fax (415) 772-8101


Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Two Dog Net, Inc., Legality of Shares

Dear Madam/Sirs:

         We have made reasonable inquiry and are of the opinion that the securities being offered, will, when sold, be legally issued, fully paid and non-assessable.

         We are not opining as to any other statements contained in the Form SB-2 registration statement, nor as to matters that occur after the date thereof.

                                                  Very truly yours,

                                              EVERS & HENDRICKSON, LLP


                                            /s/ William D. Evers
                                            -----------------------------
                                            By: William D. Evers, Partner


cc:      Sholeh Hamedani

  155 Montgomery Street, 12th Floor San Francisco California 94104 415 772 8100